BT INVESTMENT FUNDS
(Pacific Basin Equity Fund, Latin American Equity Fund, International Small Company Equity Fund, Global Emerging Markets Equity Fund)

BT INSTITUTIONAL FUNDS
(International Small Company Equity Fund, Global Emerging Markets Equity Fund)

PROSPECTUS SUPPLEMENT DATED APRIL 22, 1999, SUPPLANTING SUPPLEMENT DATED MARCH 29, 1999

THE FOLLOWING REVISES AND SUPERCEDES, AS APPLICABLE, THE SECTIONS "MANAGEMENT OF THE FUND: PORTFOLIO MANAGER(S)" IN THE PROSPECTUS FOR THE PACIFIC BASIN EQUITY FUND, LATIN AMERICAN EQUITY FUND, GLOBAL EMERGING MARKETS EQUITY FUND, INSTITUTIONAL GLOBAL EMERGING MARKETS EQUITY FUND:

Portfolio Managers. The following portfolio managers are responsible for the day-to-day management of the master portfolio's investments:

Warren Howe, Portfolio Manager for the master portfolios
o       Joined Bankers Trust in 1992.
o       Joined the Latin American Equity Portfolio in 1998.
o Joined the Pacific Basin Equity Portfolio and Global Emerging Markets Equity Portfolio in 1999.
o       Six years of investment management and analyst experience.
o Bachelors degree in Commerce from University of New South Wales; Master's degree in Applied Finance from Macquarie University.

Julie Wang, Principal of Bankers Trust and Portfolio Manager for the master portfolios
o       Joined Bankers Trust in 1994.
o       Joined the Latin American Equity Portfolio in 1998.
o Joined the Pacific Basin Equity Portfolio and Global Emerging Markets Equity Portfolio in 1999.
o       Specializes in emerging markets.
o       Ten years of investment management experience.
o Served as Investment Manager at American International Group from 1991 to 1994.
o Bachelor's degree in economics from Yale University; MBA from The Wharton School, University of Pennsylvania.

THE FOLLOWING REVISES AND SUPERCEDES, AS APPLICABLE, THE SECTION "MANAGEMENT OF THE FUND(S)" IN EACH FUND'S PROSPECTUS:

Effective May 1, 1999, BT Funds Management (International) Limited no longer serves as sub-adviser to the Funds. Bankers Trust Company, the Fund's investment adviser, will assume day-to-day investment decision-making responsibility for the Fund and its corresponding master portfolio.

THE FOLLOWING SUPPLEMENTS THE SECTION "MANAGEMENT OF THE FUND(S)" IN EACH FUND'S
PROSPECTUS:

On March 11, 1999, Bankers Trust announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record-keeping problems that occurred between 1994 and early 1996. Pursuant to its agreement with the U.S. Attorney's Office, Bankers Trust pleaded guilty to misstating entries in the bank's books and records and agreed to pay a $60 million fine to federal authorities. Separately, Bankers Trust agreed to pay a $3.5 million fine to the State of New York.

The events leading up to the guilty pleas did not arise out of the investment advisory or mutual fund management activities of Bankers Trust or its affiliates.

As a result of the plea, absent an order from the SEC, Bankers Trust would not be able to continue to provide investment advisory services to the Fund. The SEC has granted a temporary order to permit Bankers Trust and its affiliates to continue to provide investment advisory services to registered investment companies. There is no assurance that the SEC will grant a permanent order.

THE FOLLOWING SUPPLEMENTS THE SECTION "BUYING AND SELLING FUND SHARES" IN THE PROSPECTUS FOR THE INTERNATIONAL SMALL COMPANY EQUITY FUND AND INSTITUTIONAL INTERNATIONAL SMALL COMPANY EQUITY FUND:

Effective April 22, 1999, the International Small Company Equity Fund and Institutional International Small Company Equity Fund will cease accepting additional purchase orders. The Board of Trustees reached the decision to liquidate the Funds after careful consideration.

All shareholders of the Funds will be affected by the closing of the Funds. The following options are available to you:

       (1) Prior to May 28, 1999 you can either (a) redeem your shares and receive the proceeds or (b) exchange your shares for shares of another BT Mutual Fund. If you would like to select either of these options, please call the BT Service Center at 1-800-730-1313 to instruct us to process your transaction or to obtain more information about the BT Family of Funds.

       (2) If you do not elect either of the above options, your shares will automatically be redeemed on May 28, 1999 and the proceeds will be sent to you.

        Shareholders with tax deferred accounts should note that failure to reinvest redemption proceeds promptly in another tax-deferred account (such as an IRA account) may result in adverse tax consequences. For shareholders with non-tax-deferred accounts, an exchange into a BT Mutual Fund is likely to be a taxable event. We recommend that you consult with your tax adviser regarding the tax consequences associated with the Funds' liquidation and the above alternatives.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

CUSIPS
055922736
055922785
055922686
055922678
055924831
055924823